UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-09687

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2007

Date of reporting period: November 30, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Focused Growth & Income Fund

November 30, 2007

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

January 15, 2008

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Focused Growth & Income Fund (the “Fund”) for the annual reporting period ended November 30, 2007.

Investment Objective and Policies

This open-end Fund’s investment objective is long-term growth of capital. The Fund invests primarily in the equity securities of U.S. companies that the Adviser believes are undervalued. The Adviser believes that, over time, a company’s stock price will come to reflect its intrinsic economic value. The Adviser uses a disciplined investment process to evaluate the investment opportunity of the companies in the Adviser’s extensive research universe. The Fund may invest in companies of any size and in any industry. The Fund may invest in securities of non-U.S. issuers. The Fund may enter into derivatives transactions, such as options, futures, forwards and swap agreements. The Fund may enter into forward commitments.

Investment Results

The table on page 4 provides performance data for the Fund and its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended November 30, 2007. Also included in the table are returns for the Fund’s peer group, as represented by the Lipper Large-Cap Core Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

The Fund’s Class A shares without sales charges outperformed both the Lipper Average and, by a wider margin, its benchmark for the six- and 12-month periods ended November 30, 2007. Broad-based, strong stock selection drove the Fund’s positive performance. The solid fundamental performance of the Fund’s holdings, as measured by strong positive relative earnings revisions, helped as the market rewarded stocks with strong near-term fundamental performance and more predictable business models.

While the Fund’s security selection was strong for both periods, the Fund’s underweight position in financials, as well as the Fund’s emphasis on health care, technology and consumer staples also contributed positively to performance. An underweight in energy was a detractor from performance at the sector level.

Market Review and Investment Strategy

After an extended period of unusually low asset price volatility, broad levels of investor uncertainty returned to the global capital markets. The catalyst was heightened concern about rising defaults on U.S. subprime mortgages. Initially, this concern depressed valuations of mortgage lenders directly exposed to these mortgages and to a range of complex financial instruments backed by mortgages and other loans. But anxiety about losses on loan-backed financial instruments soon spread throughout the credit markets and radiated outward. Ultimately, very few segments of the capital markets worldwide were unaffected.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	1

Against this uncertain backdrop, the Fund’s Relative Value Investment Team (the “Team”) continued its year-long migration to greater emphasis on consumer staples and health care stocks, which the Team believed would be likely to do well, even if the U.S. economy were to slow down. The Fund continued to be overweight in technology and underweight in interest-rate sensitive financials, utilities, consumer discretionary and energy stocks.

2	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell 1000 Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The Russell 1000 Index is composed of 1000 of the largest capitalized companies that are traded in the United States. For the six- and 12-month periods ended November 30, 2007, the Lipper Large-Cap Core Funds Average consisted of 866 and 812 funds, respectively. Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund can invest in small- to mid-capitalization companies. These investments may be more volatile than investments in large-capitalization companies. The Fund may at times be concentrated in a particular sector or industry group and, therefore, may be subject to greater risk. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED NOVEMBER 30, 2007	Returns
	6 Months	12 Months
AllianceBernstein Focused Growth & Income Fund†
Class A	0.12%	13.59%

Class B	0.06%	13.37%

Class C	-0.25%	12.80%

Class R*	0.00%	13.32%

Class K*	0.12%	13.61%

Class I*	0.36%	14.00%

Russell 1000 Value Index	-7.33%	3.06%

Lipper Large-Cap Core Funds Average	-2.01%	7.71%

†  Reflects the positive impact of proceeds related to class action settlements that were originated from individual fund holdings. For further information, please visit: www.alliancebernstein.com/CmsObjectABD/PDF/HistoricalPricing/settlements.pdf

*  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

GROWTH OF A $10,000 INVESTMENT IN THE FUND

12/22/99* TO 11/30/07

* Since inception of the Fund’s Class A shares on 12/22/99.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Focused Growth & Income Fund Class A shares (from 12/22/99* to 11/30/07) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark Disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2007
	NAV Returns	SEC Returns

Class A Shares
1 Year	13.59%	8.73%
5 Years	12.78%	11.80%
Since Inception*	9.07%	8.48%

Class B Shares
1 Year	13.37%	9.37%
5 Years	12.08%	12.08%
Since Inception*	8.38%	8.38%

Class C Shares
1 Year	12.80%	11.80%
5 Years	11.98%	11.98%
Since Inception*	8.30%	8.30%

Class R Shares†
1 Year	13.32%	13.32%
Since Inception*	10.30%	10.30%

Class K Shares†
1 Year	13.61%	13.61%
Since Inception*	9.35%	9.35%

Class I Shares†
1 Year	14.00%	14.00%
Since Inception*	9.68%	9.68%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.24%, 1.96%, 1.95%, 1.46%, 1.06% and 0.76% for Class A, Class B, Class C, Class R, Class K and Class I shares, respectively.

*	Inception dates: 12/22/99 for Class A, Class B and Class C shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K and Class I shares are listed above.

See Historical Performance disclosures on page 3.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2007)
SEC Returns
Class A Shares
1 Year	4.10%
5 Year	13.04%
Since Inception*	8.26%

Class B Shares
1 Year	5.06%
5 Year	13.33%
Since Inception*	8.16%

Class C Shares
1 Year	7.07%
5 Year	13.22%
Since Inception*	8.08%

Class R Shares†
1 Year	8.46%
Since Inception*	9.84%

Class K Shares†
1 Year	8.70%
Since Inception*	8.70%

Class I Shares†
1 Year	9.06%
Since Inception*	9.02%

*	Inception dates: 12/22/99 for Class A, Class B and Class C shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K and Class I shares are listed above.

See Historical Performance disclosures on page 3.

6	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-l) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Bund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by 31,000 (for example, an 58,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other fends by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2007		Ending Account Value November 30, 2007		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,001.22	$1,019.25	$5.82	$5.87
Class B	$1,000	$1,000	$1,000.64	$1,018.90	$6.17	$6.23
Class C	$1,000	$1,000	$997.45	$1,015.64	$9.41	$9.50
Class R	$1,000	$1,000	$1,000.00	$1,018.15	$6.92	$6.98
Class K	$1,000	$1,000	$1,001.21	$1,019.45	$5.62	$5.67
Class I	$1,000	$1,000	$1,003.63	$1,021.11	$3.97	$4.00
*	Expenses are equal to the classes’ annualized expense ratios of 1.16%, 1.23%, 1.88%, 1.38%, 1.12% and 0.79%, respectively, multiplied by the average account value over the period, multiply by 183/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	7

Fund Expenses

PORTFOLIO SUMMARY

November 30, 2007

PORTFOLIO STATISTICS

Net Assets ($mil): $283.4

TEN LARGEST HOLDINGS**

November 30, 2007

Company	U.S. $ Value	Percent of Net Assets
Altria Group, Inc.	$11,634,000	4.1%
UnitedHealth Group, Inc.	11,550,000	4.1
Axis Capital Holdings Ltd.	11,442,000	4.0
Emerson Electric Co.	11,404,000	4.0
Loews Corp. - Carolina Group	11,118,750	3.9
Safeway, Inc.	10,440,000	3.7
Sun Microsystems, Inc.	10,390,000	3.7
Total SA (ADR)	10,115,000	3.6
Wyeth	8,592,500	3.0
Eli Lilly & Co.	8,207,250	2.9
	$104,893,500	37.0%

*	All data are as of November 30, 2007. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

**	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The fund components are divided into sector, industry group and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2007

Company	Shares	U.S. $ Value

COMMON STOCKS – 92.5%
Health Care – 22.6%
Biotechnology – 0.5%
Genentech, Inc.(a)	20,000	$1,525,000

Health Care Providers & Services – 8.8%
Aetna, Inc.	85,000	4,749,800
Quest Diagnostics, Inc.	65,000	3,578,900
UnitedHealth Group, Inc.	210,000	11,550,000
WellPoint, Inc.(a)	60,000	5,052,600

		24,931,300

Pharmaceuticals – 13.3%
Bristol-Myers Squibb Co.	185,000	5,481,550
Eli Lilly & Co.	155,000	8,207,250
Merck & Co., Inc.	85,000	5,045,600
Pfizer, Inc.	215,000	5,108,400
Schering-Plough Corp.	165,000	5,164,500
Wyeth	175,000	8,592,500

		37,599,800

		64,056,100

Information Technology – 17.4%
Communications Equipment – 1.7%
Cisco Systems, Inc.(a)	175,000	4,903,500

Computers & Peripherals – 3.7%
Sun Microsystems, Inc.(a)	500,000	10,390,000

Electronic Equipment & Instruments – 0.6%
Tyco Electronics Ltd.	50,000	1,869,500

IT Services – 2.9%
Accenture Ltd. – Class A	235,000	8,121,600

Semiconductors & Semiconductor Equipment – 6.2%
Broadcom Corp. – Class A(a)	50,000	1,337,000
Integrated Device Technology, Inc.(a)	330,600	4,010,178
Intel Corp.	77,500	2,021,200
International Rectifier Corp.(a)	100,000	3,252,000
Lam Research Corp.(a)	50,000	2,292,500
Nvidia Corp.(a)	145,000	4,573,300

		17,486,178

Software – 2.3%
Microsoft Corp.	125,000	4,200,000
Oracle Corp.(a)	115,000	2,320,700

		6,520,700

		49,291,478

Consumer Staples – 13.4%
Food & Staples Retailing – 3.7%
Safeway, Inc.	300,000	10,440,000

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

Household Products – 1.7%
Procter & Gamble Co.	66,200	$4,898,800

Tobacco – 8.0%
Altria Group, Inc.	150,000	11,634,000
Loews Corp. – Carolina Group	125,000	11,118,750

		22,752,750

		38,091,550

Financials – 11.9%
Consumer Finance – 0.9%
American Express Co.	40,000	2,359,200

Diversified Financial Services – 1.6%
JPMorgan Chase & Co.	100,000	4,562,000

Insurance – 9.4%
ACE Ltd.	135,000	8,077,050
Axis Capital Holdings Ltd.	300,000	11,442,000
Hartford Financial Services Group, Inc.	33,500	3,193,220
MetLife, Inc.	60,000	3,935,400

		26,647,670

		33,568,870

Industrials – 10.5%
Aerospace & Defense – 5.1%
General Dynamics Corp.	21,500	1,908,770
Honeywell International, Inc.	90,000	5,095,800
United Technologies Corp.	100,000	7,477,000

		14,481,570

Electrical Equipment – 4.0%
Emerson Electric Co.	200,000	11,404,000

Machinery – 1.4%
ITT Corp.	60,000	3,866,400

		29,751,970

Energy – 8.6%
Energy Equipment & Services – 2.6%
Cameron International Corp.(a)	23,100	2,153,613
National Oilwell Varco, Inc.(a)	37,500	2,555,625
Schlumberger Ltd.	27,500	2,569,875

		7,279,113

Oil, Gas & Consumable Fuels – 6.0%
Apache Corp.	22,500	2,177,775
Marathon Oil Corp.	40,000	2,236,000
Noble Energy, Inc.	35,000	2,521,400
Total SA (ADR)	125,000	10,115,000

		17,050,175

		24,329,288

10	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Telecommunication Services – 4.3%
Diversified Telecommunication Services – 4.3%
AT&T, Inc.	110,000	$4,203,100
CenturyTel, Inc.	185,000	7,886,550

		12,089,650

Consumer Discretionary – 3.0%
Hotels, Restaurants & Leisure – 0.8%
Wyndham Worldwide Corp.	80,400	2,345,268

Media – 0.9%
Omnicom Group, Inc.	53,500	2,608,125

Specialty Retail – 0.8%
Tiffany & Co.	50,000	2,321,500

Textiles Apparel & Luxury Goods – 0.5%
Nike, Inc.-Class B	20,000	1,313,000

		8,587,893

Materials – 0.8%
Chemicals – 0.8%
E.I. Du Pont de Nemours & Co.	50,000	2,307,500

Total Common Stocks (cost $229,699,427)		262,074,299

SHORT-TERM INVESTMENTS – 5.8%
Investment Companies – 5.8%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $16,461,008)	16,461,008	16,461,008

Total Investments Before Security Lending Collateral – 98.3%
(cost $246,160,435)		278,535,307

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 1.5%
Short-Terms – 1.5%
UBS Private Money Market Fund, LLC (cost $4,209,106)	4,209,106	4,209,106

Total Investments – 99.8% (cost $250,369,541)		282,744,413
Other assets less liabilities – 0.2%		689,675

Net Assets – 100.0%		$283,434,088

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt

See	notes to financial statements.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	11

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2007

Assets
Investments in securities, at value Unaffiliated issuers (cost $233,908,533 – including investment of cash collateral for securities loaned of $4,209,106)	$266,283,405
Affiliated issuers (cost $16,461,008)	16,461,008
Receivable for investment securities sold	5,996,077	(a)
Receivable for capital stock sold	1,635,390
Dividends receivable	557,717

Total assets	290,933,597

Liabilities
Payable for collateral received on securities loaned	4,209,106
Payable for capital stock redeemed	2,185,343
Payable for investment securities purchased	712,812
Advisory fee payable	126,157
Distribution fee payable	104,724
Transfer Agent fee payable	37,126
Administrative fee payable	16,666
Accrued expenses	107,575

Total liabilities	7,499,509

Net Assets	$283,434,088

Composition of Net Assets
Capital stock, at par	$17,591
Additional paid-in capital	195,853,347
Undistributed net investment income	1,432,257
Accumulated net realized gain on investment transactions	53,756,021
Net unrealized appreciation of investments	32,374,872

	$283,434,088

Net Asset Value Per Share—18 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$136,848,831	8,289,472	$16.51	*

B	$92,155,916	5,844,167	$15.77

C	$49,597,814	3,163,410	$15.68

R	$2,329,185	142,106	$16.39

K	$2,478,837	150,381	$16.48

I	$23,505	1,415	$16.61

*	The maximum offering price per share for Class A shares was $17.24 which reflects a sales charge of 4.25%.

(a)	Includes securities on loan with a value of $3,956,098 (see Note E).

See notes to financial statements.

12	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2007

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $32,323)	$4,674,995
Affiliated issuers	780,524
Interest	158,828	$5,614,347

Expenses
Advisory fee (see Note B)	1,642,525
Distribution fee—Class A	411,435
Distribution fee—Class B	1,074,891
Distribution fee—Class C	507,857
Distribution fee—Class R	9,989
Distribution fee—Class K	2,906
Transfer agency—Class A	254,666
Transfer agency—Class B	251,352
Transfer agency—Class C	102,306
Transfer agency—Class R	4,095
Transfer agency—Class K	1,835
Transfer agency—Class I	19
Custodian	159,025
Administrative	84,165
Registration fees	79,859
Audit	61,064
Legal	49,137
Printing	48,852
Directors’ fees	36,641
Miscellaneous	10,838

Total expenses	4,793,457
Less: expenses waived by the Distributor (see Note C)	(603,311)
Less: expense offset arrangement (see Note B)	(33,793)

Net expenses		4,156,353

Net investment income		1,457,994

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on investment transactions		54,595,624
Net change in unrealized appreciation/depreciation of investments		(18,349,523)

Net gain on investment transactions		36,246,101

Net Increase in Net Assets from Operations		$37,704,095

See notes to financial statements.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	13

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2007	Year Ended November 30, 2006
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,457,994	$632,419
Net realized gain on investment transactions	54,595,624	35,150,443
Net change in unrealized appreciation/depreciation of investments	(18,349,523)	(3,367,915)

Net increase in net assets from operations	37,704,095	32,414,947
Dividends and Distributions to Shareholders from
Net investment income
Class A	(639,802)	– 0	–
Class R	(8,327)	– 0	–
Class K	(3,535)	– 0	–
Class I	(2,528)	– 0	–
Net realized gain on investment transactions
Class A	(12,796,034)	(10,387,971)
Class B	(11,883,217)	(10,014,550)
Class C	(4,972,302)	(4,131,885)
Class R	(162,384)	(55,743)
Class K	(37,014)	(610)
Class I	(23,755)	(606)
Capital Stock Transactions
Net decrease	(28,299,240)	(111,314,707)

Total decrease	(21,124,043)	(103,491,125)
Net Assets
Beginning of period	304,558,131	408,049,256

End of period (includes undistributed net investment income of $1,432,257 and $632,419, respectively)	$283,434,088	$304,558,131

See notes to financial statements.

14	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2007

NOTE A

Significant Accounting Policies

AllianceBernstein Focused Growth & Income Fund, Inc. (the “Fund”), organized as a Maryland corporation on July 6, 1999, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Class I shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	15

Notes to Financial Statements

there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income

16	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Notes to Financial Statements

investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	17

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 2.50%, 3.20%, 3.20%, 2.70%, 2.45% and 2.20% of the daily average net assets for the Class A, Class B, Class C, Class R, Class K and Class I shares, respectively. For the year ended November 30, 2007, there were no fees waived by the Adviser.

Pursuant to the Advisory agreement, the Fund paid $84,165 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended November 30, 2007.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $307,925 for the year ended November 30, 2007.

For the year ended November 30, 2007, the Fund’s expenses were reduced by $33,793 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $5,341 from the sale of Class A shares and received $12,687, $55,702 and $1,484 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2007.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. — Prime STIF Portfolio and the AllianceBernstein Fixed-Income Shares, Inc. — Government STIF Portfolio (collectively, the “STIF Portfolios”), open-end management investment companies managed by the Adviser. The STIF Portfolios are offered as cash management options to mutual funds, trusts, and other accounts managed by the Adviser, and are not available for direct purchase by members of the public. The STIF Portfolios pay no investment management fees.

Brokerage commissions paid on investment transactions for the year ended November 30, 2007 amounted to $642,439, of which $65,212 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

18	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Notes to Financial Statements

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Class I shares. For the period February 1, 2007 through October 31, 2007, with respect to Class B shares, payments to the distributor were voluntarily limited to .30% of the daily average net assets attributable to Class B shares. As of November 1, 2007, with respect to Class B shares, payments to the distributor are voluntarily being limited to ..40% of the daily average net assets attributable to Class B shares. The fees are accrued daily and paid monthly. For the year ended November 30, 2007, such waiver amounted to $603,311. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $134,980, $1,434,028, $93,765 and $20,686 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2007 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$431,775,332	$493,387,228
U.S. government securities	–0–	–0–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$250,623,942

Gross unrealized appreciation	$36,421,726
Gross unrealized depreciation	(4,301,255)

Net unrealized appreciation	$32,120,471

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	19

Notes to Financial Statements

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with UBS Securities LLC (the “Lending Agent”). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Under the terms of the securities lending agreement, security voting rights pass to the borrower, although the Fund can at will terminate a loan and regain the right to vote. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower’s failure to return a loaned security when due. As of November 30, 2007, the Fund had loaned securities with a value of $3,956,098 and received cash collateral which was invested in a money market fund valued at $4,209,106 as included in the accompanying portfolio of investments. For the year ended November 30, 2007, the Fund earned fee income of $158,828 which is included in interest income in the accompanying statement of operations.

20	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Notes to Financial Statements

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2007	Year Ended November 30, 2006	Year Ended November 30, 2007	Year Ended November 30, 2006

Class A
Shares sold	1,367,077	1,819,917	$21,715,194	$27,329,929

Shares issued in reinvestment of dividends and distributions	820,965	633,054	12,257,014	9,261,571

Shares converted from Class B	972,592	412,389	15,503,411	6,203,485

Shares redeemed	(3,182,389)	(5,920,150)	(50,530,185)	(88,556,790)

Net decrease	(21,755)	(3,054,790)	$(1,054,566)	$(45,761,805)

Class B
Shares sold	236,288	386,800	$3,552,432	$5,516,164

Shares issued in reinvestment of distributions	745,296	585,469	10,642,839	8,249,255

Shares converted to Class A	(1,017,942)	(429,960)	(15,503,411)	(6,203,485)

Shares redeemed	(1,795,912)	(3,894,373)	(27,171,123)	(55,554,441)

Net decrease	(1,832,270)	(3,352,064)	$(28,479,263)	$(47,992,507)

Class C
Shares sold	344,720	195,987	$5,122,702	$2,801,342

Shares issued in reinvestment of distributions	297,022	233,067	4,241,466	3,281,581

Shares redeemed	(706,666)	(1,744,641)	(10,653,948)	(24,794,968)

Net decrease	(64,924)	(1,315,587)	$(1,289,780)	$(18,712,045)

Class R
Shares sold	84,771	54,723	$1,345,320	$793,370

Shares issued in reinvestment of dividends and distributions	11,489	2,781	170,711	40,611

Shares redeemed	(57,839)	(14,128)	(920,154)	(208,454)

Net increase	38,421	43,376	$595,877	$625,527

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	21

Notes to Financial Statements

	Shares			Amount
	Year Ended November 30, 2007	Year Ended November 30, 2006		Year Ended November 30, 2007	Year Ended November 30, 2006

Class K
Shares sold	142,719	23,711		$2,350,879	$362,874

Shares issued in reinvestment of dividends and distributions	2,721	–0–	(a)	40,544	3

Shares redeemed	(15,762)	(3,669)		(250,200)	(54,709)

Net increase	129,678	20,042		$2,141,223	$308,168

Class I
Shares sold	–0–	14,571		$–0–	$217,953

Shares issued in reinvestment of dividends and distributions	1,680	–0–	(a)	25,153	2

Shares redeemed	(15,493)	–0–		(237,884)	–0–

Net increase (decrease)	(13,813)	14,571		$(212,731)	$217,955

(a)	Share amount is less than one full share.

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk — Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk — In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2007.

22	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Notes to Financial Statements

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2007 and November 30, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$12,481,188	$13,442,727
Net long-term capital gain	18,047,710	11,148,638

Total taxable distributions	30,528,898	24,591,365

Total distributions paid	$30,528,898	$24,591,365

As of November 30, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$18,337,611
Undistributed long-term gain	37,105,068
Unrealized appreciation/(depreciation)	32,120,471	(a)

Total accumulated earnings/(deficit)	$87,563,150

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences primarily due to a distribution reclassification, REIT adjustments, and the utilization of earnings and profits distributed to shareholders on redemption of shares resulted in a net decrease in undistributed net investment income, a net decrease in accumulated net realized gain on investments and foreign currency transactions, and an increase to additional paid in capital. This reclassification had no effect on net assets.

NOTE J

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	23

Notes to Financial Statements

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE K

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would

24	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Notes to Financial Statements

be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management has evaluated the implications of FAS 157 and has determined that the adoption of FAS 157 will not have an impact on the Fund’s financial statements.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	25

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended November 30,

	2007		2006		2005	2004		2003

Net asset value, beginning of period	$ 16.13		$ 15.42		$ 14.69	$ 13.27		$ 10.85

Income From Investment Operations
Net investment income (loss)(a)	.11		.09		.05	.10	(b)	(.01)
Net realized and unrealized gain on investment transactions	1.91		1.54		.93	1.32		2.43

Net increase in net asset value from operations	2.02		1.63		.98	1.42		2.42

Less: Dividends and Distributions
Dividends from net investment income	(.08)		– 0	–	(.10)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(1.56)		(.92)		(.15)	– 0	–	– 0	–

Total dividends and distributions	(1.64)		(.92)		(.25)	– 0	–	– 0	–

Net asset value, end of period	$ 16.51		$ 16.13		$ 15.42	$ 14.69		$ 13.27

Total Return
Total investment return based on net asset value(c)	13.59%		11.20%		6.67%	10.70%		22.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$136,849		$134,079		$175,285	$224,377		$163,169
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.21	%(d)	1.21	%(e)	1.27%	1.19%		1.51%
Expenses, before waivers/reimbursements	1.21	%(d)	1.21	%(e)	1.27%	1.34%		1.51%
Net investment income (loss)	.68%		.59	%(e)	.36%	.73	%(b)	(.12)%
Portfolio turnover rate	154%		133%		152%	132%		159%

See footnote summary on page 31.

26	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended November 30,
2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 15.43	$ 14.89	$ 14.20	$ 12.92	$ 10.64

Income From Investment Operations
Net investment income (loss)(a)	.07	(f)	(.02)	(.05)	– 0	–(b)(g)	(.10)
Net realized and unrealized gain on investment transactions	1.83	1.48	.89	1.28	2.38

Net increase in net asset value from operations	1.90	1.46	.84	1.28	2.28

Less: Distributions
Distributions from net realized gain on investment transactions	(1.56)	(.92)	(.15)	– 0	–	– 0	–

Net asset value, end of period	$ 15.77	$ 15.43	$ 14.89	$ 14.20	$ 12.92

Total Return
Total investment return based on net asset value(c)	13.37%	10.41%	5.90%	9.91%	21.43%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$92,156	$118,437	$164,194	$202,459	$183,098
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.40	%(d)	1.94	%(e)	2.00%	1.92%	2.25%
Expenses, before waivers/reimbursements	1.96	%(d)	1.94	%(e)	2.00%	2.07%	2.25%
Net investment income (loss)	.49	%(f)	(.14	)%(e)	(.37)%	(.03	)%(b)	(.87)%
Portfolio turnover rate	154%	133%	152%	132%	159%

See footnote summary on page 31.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	27

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended November 30,
2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 15.42	$ 14.88	$ 14.19	$ 12.91	$ 10.63

Income From Investment Operations
Net investment income (loss)(a)	(.01)	(.02)	(.05)	– 0	–(b)(g)	(.10)
Net realized and unrealized gain on investment transactions	1.83	1.48	.89	1.28	2.38

Net increase in net asset value from operations	1.82	1.46	.84	1.28	2.28

Less: Distributions
Distributions from net realized gain on investment transactions	(1.56)	(.92)	(.15)	– 0	–	– 0	–

Net asset value, end of period	$ 15.68	$ 15.42	$ 14.88	$ 14.19	$ 12.91

Total Return
Total investment return based on net asset value(c)	12.80%	10.42%	5.90%	9.91%	21.45%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$49,598	$49,794	$67,622	$82,312	$71,348
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.93	%(d)	1.92	%(e)	1.99%	1.90%	2.22%
Expenses, before waivers/reimbursements	1.93	%(d)	1.92	%(e)	1.99%	2.05%	2.22%
Net investment loss	(.03)%	(.12	)%(e)	(.36)%	(.01	)%(b)	(.84)%
Portfolio turnover rate	154%	133%	152%	132%	159%

See footnote summary on page 31.

28	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended November 30,							November 3, 2003(h) to November 30, 2003
	2007		2006		2005	2004

Net asset value, beginning of period	$ 16.06		$ 15.39		$ 14.66	$ 13.27		$ 13.16

Income From Investment Operations
Net investment income(loss)(a)	.07		.06		.03	.18	(b)	– 0	–(g)
Net realized and unrealized gain on investment transactions	1.90		1.53		.92	1.21		.11

Net increase in net asset value from operations	1.97		1.59		.95	1.39		.11

Less: Dividends and Distributions
Dividends from net investment income	(.08)		– 0	–	(.07)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(1.56)		(.92)		(.15)	– 0	–	– 0	–

Total dividends and distributions	(1.64)		(.92)		(.22)	– 0	–	– 0	–

Net asset value, end of period	$ 16.39		$ 16.06		$ 15.39	$ 14.66		$ 13.27

Total Return
Total investment return based on net asset value(c)	13.32%		10.94%		6.47%	10.48%		.84%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,329		$1,665		$928	$241		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.43	%(d)	1.44	%(e)	1.60%	1.45%		1.83	%(i)
Expenses, before waivers/reimbursements	1.43	%(d)	1.44	%(e)	1.60%	1.59%		1.83	%(i)
Net investment income (loss)	.46%		.42	%(e)	.19%	1.25	%(b)	(.26	)%(i)
Portfolio turnover rate	154%		133%		152%	132%		159%

See footnote summary on page 31.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	29

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended November 30,				March 1, 2005(h) to November 30, 2005
	2007		2006

Net asset value, beginning of period	$ 16.17		$ 15.43		$ 15.27

Income From Investment Operations
Net investment income(a)	.12		.15		.05
Net realized and unrealized gain on investment transactions	1.90		1.51		.11

Net increase in net asset value from operations	2.02		1.66		.16

Less: Dividends and Distributions
Dividends from net investment income	(.15)		– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(1.56)		(.92)		– 0	–

Total dividends and distributions	(1.71)		(.92)		– 0	–

Net asset value, end of period	$ 16.48		$ 16.17		$ 15.43

Total Return
Total investment return based on net asset value(c)	13.61%		11.39%		1.05%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,479		$335		$10
Ratio to average net assets of:
Expenses	1.13	%(d)	1.04	%(e)	1.23	%(i)
Net investment income	.78%		.96	%(e)	.48	%(i)
Portfolio turnover rate	154%		133%		152%

See footnote summary on page 31.

30	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended November 30,				March 1, 2005(h) to November 30, 2005
	2007		2006

Net asset value, beginning of period	$ 16.25		$ 15.47		$ 15.27

Income From Investment Operations
Net investment income(a)	.14		.19		.09
Net realized and unrealized gain on investment transactions	1.95		1.51		.11

Net increase in net asset value from operations	2.09		1.70		.20

Less: Dividends and Distributions
Dividends from net investment income	(.17)		– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(1.56)		(.92)		– 0	–

Total dividends and distributions	(1.73)		(.92)		– 0	–

Net asset value, end of period	$ 16.61		$ 16.25		$ 15.47

Total Return
Total investment return based on net asset value(c)	14.00%		11.64%		1.31%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$23		$248		$10
Ratio to average net assets of:
Expenses	.78	%(d)	.73	%(e)	.96	%(i)
Net investment income	.87%		1.34	%(e)	.77	%(i)
Portfolio Turnover Rate	154%		133%		152%

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived by the Adviser and Transfer Agent.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follow:

Year Ended November 30, 2007
Class A	1.20%
Class B	1.39%
Class C	1.92%
Class R	1.42%
Class K	1.12%
Class I	.77%

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Net of fees and expenses waived by the Distributor.

(g)	Amount is less than $0.005.

(h)	Commencement of distributions.

(i)	Annualized.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	31

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of AllianceBernstein Focused Growth & Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Focused Growth & Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of November 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Focused Growth & Income Fund, Inc. at November 30, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 15, 2008

32	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For the fiscal year ended November 30, 2007, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 39.07% of the ordinary distributions paid in the fiscal year as qualified dividend income, which is taxed at a maximum rate of 15%.

In addition, the Fund designates $18,047,710 from distributions paid in the fiscal year ended November 30, 2007 as long-term capital gain dividends.

For corporate shareholders, 41.85% of the total ordinary income distribution paid during the current fiscal year ended November 30, 2007 qualifies for the corporate dividends received deduction.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns, will be included with your Form 1099-DIV which will be sent to you separately in January 2008.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	33

Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer, President and Chief Executive Officer

David H. Dievler(1)

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Frank V. Caruso(2), Senior Vice President

Paul C. Rissman, Senior Vice President

Craig Ayers, Vice President

Aryeh Glatter, Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Vincent S. Noto, Controller

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The management of and investment decisions for the Fund are made by the Adviser’s Relative Value Investment Team. While the members of the team work jointly to determine the investment strategy, including security selection, for the Fund, Mr. Frank Caruso CFA, who is CIO of the Adviser’s Relative Value Investment Team, is primarily responsible for the day-to-day management of the Fund.

34	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Chairman of the Board William H. Foulk, Jr., #,*** 75 (1999)	Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2003. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	105	None

David H. Dievler, # 78 (1999)	Independent Consultant. Until December 1994 he was Senior Vice President of AllianceBernstein Corporation (“AB Corp.”) (formerly, Alliance Capital Management Corporation) responsible for mutual fund administration. Prior to joining AB Corp. in 1984, he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that, he was a Senior Manager at Price Waterhouse & Co. Member of American Institute of Certified Public Accountants since 1953.	104	None

John H. Dobkin, # 65 (1999)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989 - May 1999. Previously, Director of the National Academy of Design and during 1988-1992, Director and Chairman of the Audit Committee of AB Corp.	103	None

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	35

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 64 (2005)	Private investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	103	Asia Pacific Fund, Inc., The Merger Fund, and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 71 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers, Inc., with which he has been associated since prior to 2003.	103	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors).

Nancy P. Jacklin, # 59 (2006)	Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York and member of the Council on Foreign Relations.	103	None

36	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 66 (2005)	Consultant. Formerly, President and CEO, Toppan Photomasks, Inc. (semi-conductor manufacturing services), 2005-2006, and Chairman and CEO from 2003 until 2005, when the company was acquired and renamed from Dupont Photomasks, Inc. Principal, Turner Venture Associates (venture capital and consulting) 1993-2003.	103	Xilinx, Inc. (semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor substrates)

Earl D. Weiner, # 68 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; member of Advisory Board of Sustainable Forestry Management Limited.	103	None

INTERESTED DIRECTOR
Marc O. Mayer,+ 1345 Avenue of the Americas New York, NY 10105 50 (2003)	Executive Vice President of the Adviser since 2001, and Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto, he was head of AllianceBernstein Institutional Investments, a unit of the Adviser from 2001-2003. Prior thereto, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co. LLC) (“SCB & Co.”) and its predecessor since prior to 2003.	103	SCB Partners, Inc. and SCB Inc.

*	The address for each of the Fund’s independent Directors is c/o AllianceBernstein L.P. Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	Member of the Fair Value Pricing Committee.

+	Mr. Mayer is an “interested director,” as defined in the 1940 Act, due to his position as an Executive Vice President of the Advisor.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	37

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS**
Marc O. Mayer 50	President and Chief Executive Officer	See biography above.

Frank V. Caruso 51	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Paul C. Rissman 51	Senior Vice President	Executive Vice President of the Adviser** with which he has been associated since prior to 2003.

Craig Ayers 37	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Aryeh Glatter 40	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Philip L. Kirstein 62	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers L.P. since prior to March 2003.

Emilie D. Wrapp 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments Inc. (“ABI”)**, with which she has been associated since prior to 2003.

Joseph J. Mantineo 48	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2003.

Vincent S. Noto 43	Controller	Vice President of ABIS**, with which he has been associated since prior to 2003.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

38	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Focused Growth & Income Fund, Inc. (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

1	It should be noted that the information in the fee summary was completed on April 23, 2007 and presented to the Board of Directors on May 1-3, 2007.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	39

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/07 ($MIL)	Fund
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$301.3	Focused Growth & Income Fund, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $90,835 (0.03% of the Fund’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund’s expense ratios to the amounts set forth below for the Fund’s fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. It should be noted that the Fund was operating below its expense cap as of its most recent fiscal year end; accordingly the expense limitation undertaking of the Fund was of no effect. In addition, set forth below are the gross expense ratios of the Fund for the most recently completed fiscal year:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio		Fiscal Year End
Focused Growth & Income Fund, Inc.	Class A Class B Class C Class R Class K Class I	2.50 3.20 3.20 2.70 2.45 2.20	% % % % % %	1.21 1.94 1.92 1.44 1.04 0.73	% % % % % %	November 30

I.  ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are

40	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Fund.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein institutional fee schedule been applicable to the Fund versus the Fund’s advisory fees based on February 28, 2007 net assets:

Fund	Net Assets 02/28/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Focused Growth & Income Fund, Inc.	$301.3	Relative Value 65 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum Account Size: $10m	0.345%	0.550%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the following sub-advisory relationship:

Fund	Sub-advised Fund	Fee Schedule
Focused Growth & Income Fund, Inc.	Client #1	0.60% on 1st $1 billion 0.55% thereafter

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	41

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)5 at the approximate current asset level of the Fund.6

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee[7]	Lipper Group Median	Rank
Focused Growth & Income Fund, Inc.	0.550	0.749	1/15

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU8 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

5	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

6	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

7	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee would not reflect any expense reimbursements made by the Adviser to the Fund for the expense cap.

8	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

42	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Fund	Expense Ratio (%)[9]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Focused Growth & Income Fund, Inc.	1.212	1.275	4/15	1.229	60/133

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”), and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own

9	Most recently completed fiscal year end Class A total expense ratio.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	43

resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2006, ABI paid approximately 0.044% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments). For 2007, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20 million.10 During the Fund’s most recently completed fiscal year, ABI received from the Fund $5,056, $2,373,518 and $170,658 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the Fund’s most recently completed fiscal year, ABIS received $387,936 in fees from the Fund.11

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Fund. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the

10	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

11	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $27,027 under the offset agreement between the Fund and ABIS.

44	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $742 billion as of March 31, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, and 5 year performance rankings of the Fund12 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)13 for the periods ended December 31, 2006.14

Focused Growth & Income Fund, Inc.	Fund Return	PG Median	PU Median	PG Rank	PU Rank
1 year	15.34	13.29	13.89	4/15	57/166
3 year	8.31	8.41	9.13	8/14	84/137
5 year	6.65	4.51	4.90	2/12	24/121

12	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

13	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund in a PU is somewhat different from that of an EU.

14	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	45

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)15 versus its benchmark.16 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.17

	Periods Ending December 31, 2006 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
Focused Growth & Income Fund, Inc.	15.34	8.31	6.65	8.86	14.09	0.36	5
Russell 1000 Value Index	22.25	15.09	10.86	7.80	12.19	0.71	5

Inception Date: December 22, 1999

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 4, 2007

15	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

16	The Adviser provided Fund and benchmark performance return information for periods through December 31, 2006. It should be noted that the “since inception” performance returns of the Fund’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Fund’s since inception return goes back to the Fund’s actual inception date.

17	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

46	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid-Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund*

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund*

Global Bond Fund*

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

All-Market Advantage Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income    Fund*

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund. Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust. Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	47

NOTES

48	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

NOTES

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	49

NOTES

50	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

NOTES

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	51

NOTES

52	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

FGI-0151-1107

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Focused Growth & Income Fund	2006	$42,000	$5,126	$15,450
	2007	$42,000	$4,856	$16,000

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)

AB Focused Growth & Income Fund	2006	$1,051,898	$ $ $	152,091 (136,641 (15,450	) )

	2007	$890,178	$ $ $	140,376 (124,376 (16,000	) )

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Focused Growth & Income Fund, Inc.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:	January 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:	January 29, 2008

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	January 29, 2008